Exhibit 99.1

At the Company Kim Hillyer Senior Manager, Communications (402) 574-6523 kim.hillyer@tdameritrade.com	Jeff Goeser Director, Investor Relations and Finance (402) 597-8464 jeffrey.goeser@tdameritrade.com
TD AMERITRADE Continues to Deliver Strong Organic Growth and Solid Financial Results
Net New Client Assets of $8.7 Billion
Gross New Accounts of 180,000
First Quarter Earnings Per Share of $0.23
OMAHA, Neb., January 19, 2010 — TD AMERITRADE Holding Corporation (NASDAQ: AMTD) has released results for the first quarter of fiscal 2010. The Company continues to deliver strong client asset and account growth. Client trading volumes, while healthy, have decreased some from record highs, but the Company is encouraged by the increase in retail investor engagement it has experienced so far in January 2010. Management remains focused on executing its long-term growth strategy and positioning the firm for an improving economic environment.
The Company’s results for the quarter ended Dec. 31, 2009 include the following (year-over-year comparisons): (1)
•	Net income of $136 million, or $0.23 per diluted share

•	Net new client assets of $8.7 billion, or an annualized growth rate of 12 percent on beginning client assets

•	Average client trades per day of approximately 379,000, an increase of 6 percent

•	Gross new accounts of approximately 180,000, a decrease of 17 percent

•	Net revenues of $625 million, 45 percent of which were asset-based

•	Operating income of $240 million, or 38 percent of net revenues

•	Pre-tax income of $220 million, or 35 percent of net revenues

•	EBITDA of $271 million, or 43 percent of net revenues(2)

•	Liquid assets of $1.1 billion(2)

•	Client assets of approximately $319 billion, including a record $58 billion in client cash
“We have taken a number of steps over the last year to mitigate the impact of the near-zero interest rate environment, all while continually delivering strong organic growth and business fundamentals,” said Fred Tomczyk, president and chief executive officer. “Everything we did this quarter, from investing in client account and asset acquisition to improving the flexibility of our capital structure, was done with a view towards our long-term growth. We remain committed to taking advantage of opportunities to grow our organization and are well-positioned for an improving economic environment.”

“Despite the ongoing low interest rate environment, we have actually increased our asset-based revenues quarter-over-quarter, largely due to our strong organic growth and the implementation of our new cash management strategy,” said Bill Gerber, executive vice president and chief financial officer. “We also entered the capital markets and refinanced our long-term debt on attractive terms. These efforts, combined with vigilant expense management, strengthen our earnings potential over the balance of the year and beyond.”
Company Hosts Conference Call
TD AMERITRADE will host its December Quarter conference call this morning, Jan. 19, 2010, at 7:30 a.m. CST. Participants may listen to the call by dialing 877-741-4249. Interested parties may listen to a replay of the call by dialing 888-203-1112 and the passcode 8440394. The Company will Webcast the conference live at www.amtd.com and will make all accompanying materials available for participants to print prior to the call.
AMTD-E
About TD AMERITRADE Holding Corporation
TD AMERITRADE Holding Corporation (NASDAQ: AMTD), through its brokerage subsidiaries,(3) combines innovative trading technology, easy-to-use and understand trading tools, investment services, investor education and superior client service to create a market-leading financial services experience. Now home to the award-winning thinkorswim brokerage and dynamic trading platform(4) and the Investools investor education program, TD AMERITRADE provides millions of retail investors, traders and independent registered investment advisors with the tools, service and support they need to help build confidence in today’s rapidly-changing market environment. For more information and resources for journalists, please visit the TD AMERITRADE newsroom at www.amtd.com.
Safe Harbor
This document contains forward-looking statements within the meaning of the federal securities laws. We intend these forward-looking statements to be covered by the safe harbor provisions of the federal securities laws. In particular, any projections regarding our future revenues, expenses, earnings, capital expenditures, effective tax rates, client trading activity, accounts or stock price, as well as the assumptions on which such expectations are based, are forward-looking statements. These statements reflect only our current expectations and are not guarantees of future performance or results. These statements involve risks, uncertainties and assumptions that could cause actual results or performance to differ materially from those contained in the forward-looking statements. These risks, uncertainties and assumptions include general economic and political conditions, interest rates, market fluctuations and changes in client trading activity, increased competition, systems failures and capacity constraints, ability to service debt obligations, ability to realize the expected benefits from the thinkorswim acquisition, regulatory and legal matters and uncertainties and other risk factors described in our latest Annual Report on Form 10-K, filed with the SEC on Nov. 13, 2009. These forward-looking statements speak only as of the date on which the statements were made. We undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

(1)	Please see the Glossary of Terms, located in “Investor” section of www.amtd.com for more information on how these metrics are calculated.

(2)	See attached reconciliation of non-GAAP financial measures.

(3)	TD AMERITRADE, Inc., member FINRA (www.FINRA.org) /SIPC (www.SIPC.org), TD AMERITRADE Clearing, Inc., member FINRA/SIPC, and thinkorswim, Inc., member FINRA/SIPC/NFA (www.nfa.futures.org).

(4)	thinkorswim was rated #1 overall online broker, “best for frequent traders,” and “best for options traders” in Barron’s ranking of online brokers, 3/16/2009. thinkorswim was evaluated versus others in eight total categories, including trade experience/execution, trading technology, usability, range of offerings, research amenities, portfolio analysis & reporting, customer service & access and costs. thinkorswim topped the list in 2009 with the highest weighted-average score. Barron’s is a registered trademark of Dow Jones & Company ©2009.

TD AMERITRADE HOLDING CORPORATION
CONSOLIDATED STATEMENTS OF INCOME
In thousands, except per share amounts
(Unaudited)

	Quarter Ended
	Dec. 31, 2009	Sept. 30, 2009	Dec. 31, 2008
Revenues:
Transaction-based revenues:
Commissions and transaction fees	$309,388	$362,149	$287,113

Asset-based revenues:
Interest revenue	101,240	98,116	92,514
Brokerage interest expense	(1,827)	(2,089)	(7,675)

Net interest revenue	99,413	96,027	84,839

Insured deposit account fees	155,331	143,198	163,230
Investment product fees	29,421	27,995	69,166

Total asset-based revenues	284,165	267,220	317,235

Other revenues	31,065	28,562	6,381

Net revenues	624,618	657,931	610,729

Operating expenses:
Employee compensation and benefits	146,639	144,757	117,390
Clearing and execution costs	21,905	24,031	15,628
Communications	24,659	25,729	18,744
Occupancy and equipment costs	34,889	34,682	30,127
Depreciation and amortization	13,610	12,592	11,503
Amortization of acquired intangible assets	25,580	25,582	15,538
Professional services	33,707	34,215	27,339
Advertising	65,193	55,951	46,697
Other	18,036	23,902	11,564
Losses on client guarantees	—	13,829	—

Total operating expenses	384,218	395,270	294,530

Operating income	240,400	262,661	316,199

Other expense:
Interest on borrowings	11,629	7,824	15,637
Loss on debt refinancing	8,392	—	—

Total other expense	20,021	7,824	15,637

Pre-tax income	220,379	254,837	300,562

Provision for income taxes	84,142	98,097	116,164

Net income	$136,237	$156,740	$184,398

Earnings per share — basic	$0.23	$0.27	$0.31
Earnings per share — diluted	$0.23	$0.26	$0.31

Weighted average shares outstanding — basic	587,843	586,544	591,748
Weighted average shares outstanding — diluted	595,634	595,052	600,601

TD AMERITRADE HOLDING CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS
In thousands
(Unaudited)

	Dec. 31, 2009	Sept. 30, 2009
Assets:
Cash and cash equivalents	$903,891	$791,211
Short-term investments	40,477	52,071
Segregated cash and investments	5,570,850	5,813,862
Broker/dealer receivables	1,158,994	1,777,741
Client receivables	6,329,011	5,712,261
Goodwill and intangible assets	3,668,017	3,696,820
Other	775,944	527,844

Total assets	$18,447,184	$18,371,810

Liabilities and stockholders’ equity:

Liabilities:
Broker/dealer payables	$2,004,163	$2,491,617
Client payables	10,546,040	9,914,823
Long-term debt	1,256,983	1,414,900
Other	935,353	999,187

Total liabilities	14,742,539	14,820,527

Stockholders’ equity	3,704,645	3,551,283

Total liabilities and stockholders’ equity	$18,447,184	$18,371,810

TD AMERITRADE HOLDING CORPORATION
SELECTED OPERATING DATA

	Quarter Ended
	Dec. 31, 2009	Sept. 30, 2009	Dec. 31, 2008
Key Metrics:
Net new assets (in billions)	$8.7	$5.4	$7.8
Average client trades per day	378,561	410,576	357,294

Profitability Metrics:
Operating margin	38.5%	39.9%	51.8%
Pre-tax margin	35.3%	38.7%	49.2%
Return on client assets (annualized)	0.29%	0.36%	0.49%
Return on average stockholders’ equity (annualized)	15.0%	18.2%	24.5%
EBITDA as a percentage of net revenues	43.4%	45.7%	56.2%

Debt Metrics:
Interest on borrowings (in millions)	$11.6	$7.8	$15.6
Average debt outstanding (in billions)	$1.4	$1.4	$1.5
Leverage ratio (average debt/annualized EBITDA)	1.3	1.2	1.1
Interest coverage ratio (EBITDA/interest on borrowings)	23.3	38.5	22.0

Transaction-Based Revenue Metrics:
Total trades (in millions)	23.8	26.3	22.5
Average commissions and transaction fees per trade(1)	$12.98	$13.53	$12.76
Average client trades per account (annualized)	12.5	13.7	12.8
Activity rate — total accounts	5.0%	5.5%	5.1%
Activity rate — funded accounts	7.1%	7.8%	7.2%
Trading days	63.0	64.0	63.0

Spread-Based Asset Metrics:
Average interest-earning assets (excluding conduit business) (in billions)	$15.5	$14.7	$7.5
Average insured deposit account balances (in billions)	32.6	28.3	17.9

Average spread-based balance (in billions)	$48.1	$43.0	$25.4

Net interest revenue (excluding conduit business) (in millions)	$99.2	$95.7	$82.1
Insured deposit account fee revenue (in millions)	155.3	143.2	163.2

Spread-based revenue (in millions)	$254.5	$238.9	$245.3

Avg. annualized yield — interest-earning assets (excluding conduit business)	2.50%	2.54%	4.27%
Avg. annualized yield — insured deposit account fees	1.87%	1.98%	3.57%
Net interest margin (NIM)	2.07%	2.17%	3.78%

Interest days	92	92	92

Fee-Based Investment Metrics:
Average balance (in billions)	$58.5	$57.0	$62.8
Investment product fee revenue (in millions)	$29.4	$28.0	$69.2
Average annualized yield	0.20%	0.19%	0.43%

Client Account and Client Asset Metrics:
Total accounts (beginning of period)	7,563,000	7,491,000	6,895,000
New accounts opened	180,000	151,000	217,000
Accounts closed	(68,000)	(79,000)	(60,000)

Total accounts (end of period)	7,675,000	7,563,000	7,052,000

Percentage change during period	1%	1%	2%

Funded accounts (beginning of period)	5,279,000	5,291,000	4,918,000
Funded accounts (end of period)	5,327,000	5,279,000	5,013,000
Percentage change during period	1%	(0%)	2%

Client assets (beginning of period, in billions)	$302.0	$265.0	$278.0
Client assets (end of period, in billions)	$318.6	$302.0	$233.8
Percentage change during period	5%	14%	(16%)

(1)	Average commissions and transaction fees per trade excludes thinkorswim active trader business.

NOTE: See Glossary of Terms on the Company’s web site at www.amtd.com for definitions of the above metrics.

TD AMERITRADE HOLDING CORPORATION
SELECTED OPERATING DATA

	Quarter Ended
	Dec. 31, 2009	Sept. 30, 2009	Dec. 31, 2008
Net Interest Revenue (excluding Conduit Business):
Segregated cash:
Average balance (in billions)	$7.8	$7.8	$1.7
Average annualized yield	0.13%	0.14%	0.38%

Interest revenue (in millions)	$2.6	$2.8	$1.6

Client margin balances:
Average balance (in billions)	$6.1	$5.2	$4.5
Average annualized yield	4.81%	4.86%	5.64%

Interest revenue (in millions)	$74.7	$65.0	$64.8

Securities borrowing/lending (excluding conduit business):
Average securities borrowing balance (in billions)	$0.7	$0.7	$0.2
Average securities lending balance (in billions)	$1.6	$1.4	$1.3

Interest revenue (in millions)	$23.0	$29.2	$17.2
Interest expense (in millions)	(0.3)	(0.4)	(1.6)

Net interest revenue (expense) — securities borrowing/lending (excluding conduit business) (in millions)	$22.7	$28.8	$15.6

Other cash and interest earning investments:
Average balance (in billions)	$0.9	$1.0	$1.1
Average annualized yield	0.12%	0.10%	0.63%

Interest revenue — net (in millions)	$0.3	$0.2	$1.7

Client credit balances:
Average balance (in billions)	$10.9	$10.3	$4.2
Average annualized cost	0.04%	0.04%	0.15%

Interest expense (in millions)	$(1.1)	$(1.1)	$(1.6)

Average interest-earning assets (excluding conduit business) (in billions)	$15.5	$14.7	$7.5
Average annualized yield (excluding conduit business)	2.50%	2.54%	4.27%

Net interest revenue (excluding conduit business) (in millions)	$99.2	$95.7	$82.1

Conduit Business:
Average balance (in billions)	$0.6	$0.8	$1.6

Securities borrowing — conduit business:
Average annualized yield	0.35%	0.37%	1.56%

Interest revenue (in millions)	$0.5	$0.7	$6.4

Securities lending — conduit business:
Average annualized cost	0.22%	0.21%	0.90%

Interest expense (in millions)	$(0.3)	$(0.4)	$(3.7)

Average interest-earning assets — conduit business (in billions)	$0.6	$0.8	$1.6
Average annualized yield — conduit business	0.13%	0.16%	0.65%

Net interest revenue — conduit business (in millions)	$0.2	$0.3	$2.7

Net Interest Revenue (total):
Average interest-earning assets (excluding conduit business) (in billions)	$15.5	$14.7	$7.5
Average interest-earning assets — conduit business (in billions)	0.6	0.8	1.6

Average interest-earning assets — total (in billions)	$16.1	$15.5	$9.1

Average annualized yield — total	2.42%	2.42%	3.63%

Net interest revenue (excluding conduit business) (in millions)	$99.2	$95.7	$82.1
Net interest revenue — conduit business (in millions)	0.2	0.3	2.7

Net interest revenue — total (in millions)	$99.4	$96.0	$84.8

NOTE: See Glossary of Terms on the Company’s web site at www.amtd.com for definitions of the above metrics.

TD AMERITRADE HOLDING CORPORATION
RECONCILIATION OF FINANCIAL MEASURES
In thousands, except percentages
(Unaudited)

	Quarter Ended
	Dec. 31, 2009		Sept. 30, 2009		Dec. 31, 2008
	$	% of Rev.	$	% of Rev.	$	% of Rev.
EBITDA (1)
EBITDA	$271,198	43.4%	$300,835	45.7%	$343,240	56.2%
Less:
Depreciation and amortization	(13,610)	(2.2%)	(12,592)	(1.9%)	(11,503)	(1.9%)
Amortization of acquired intangible assets	(25,580)	(4.1%)	(25,582)	(3.9%)	(15,538)	(2.5%)
Interest on borrowings	(11,629)	(1.9%)	(7,824)	(1.2%)	(15,637)	(2.6%)

Pre-tax income	$220,379	35.3%	$254,837	38.7%	$300,562	49.2%

	As of
	Dec. 31,	Sept. 30,	June 30,	Mar. 31,	Dec. 31,
	2009	2009	2009	2009	2008
Liquid Assets (2)
Liquid assets	$1,124,418	$1,142,127	$1,054,084	$1,151,346	$1,308,015
Plus: Broker-dealer cash and cash equivalents	677,523	473,996	858,350	565,493	838,061
Trust company cash and cash equivalents	34,541	25,143	65,805	38,203	99,173
Investment advisory cash and cash equivalents	20,870	18,935	15,989	14,273	13,038

Less: Corporate short-term investments	(38,237)	(49,496)	(49,496)	(75,392)	(83,560)
Excess trust Tier 1 capital	(3,995)	(4,658)	(6,213)	(7,637)	(101,253)
Excess broker-dealer regulatory net capital	(911,229)	(814,836)	(818,695)	(613,644)	(919,319)

Cash and cash equivalents	$903,891	$791,211	$1,119,824	$1,072,642	$1,154,155

Note: The term “GAAP” in the following explanation refers to generally accepted accounting principles in the United States.

(1)	EBITDA (earnings before interest, taxes, depreciation and amortization) is considered a non-GAAP financial measure as defined by SEC Regulation G. We consider EBITDA an important measure of our financial performance and of our ability to generate cash flows to service debt, fund capital expenditures and fund other corporate investing and financing activities. EBITDA is used as the denominator in the consolidated leverage ratio calculation for covenant purposes under our senior revolving credit facility. EBITDA eliminates the non-cash effect of tangible asset depreciation and amortization and intangible asset amortization. EBITDA should be considered in addition to, rather than as a substitute for, pre-tax income, net income and cash flows from operating activities.

(2)	Liquid assets is considered a non-GAAP financial measure as defined by SEC Regulation G. We define liquid assets as the sum of (a) corporate cash and cash equivalents, (b) corporate short-term investments, (c) regulatory net capital of (i) our clearing broker-dealer subsidiary in excess of 5% of aggregate debit items and (ii) our introducing broker-dealer subsidiaries in excess of 120% of the minimum dollar net capital requirement or in excess of 8 1/3% of aggregate indebtedness and (d) Tier 1 capital of our trust company in excess of the minimum dollar requirement. We include the excess capital of our broker-dealer and trust company subsidiaries in liquid assets, rather than simply including broker-dealer and trust cash and cash equivalents, because capital requirements may limit the amount of cash available for dividend from the broker-dealer and trust subsidiaries to the parent company. Excess capital, as defined under clauses (c) and (d) above, is generally available for dividend from the broker-dealer and trust subsidiaries to the parent company. We consider liquid assets an important measure of our liquidity and of our ability to fund corporate investing and financing activities. Liquid assets should be considered as a supplemental measure of liquidity, rather than as a substitute for cash and cash equivalents.